UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2024

WESTERN ACQUISITION VENTURES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-42124	86-3720717
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

42 Broadway, 12th Floor
New York, NY	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 740-0710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	WAVSU	The NASDAQ Stock Market LLC
Common stock, par value $0.001 per share	WAVS	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	WAVSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ryan Selewicz as Director

On January 18, 2024, the Board of Directors (the “Board”) of Western Acquisition Ventures Corp. (the “Company”), appointed Ryan Selewicz as a director of the Company, effective immediately. Mr. Selewicz was appointed as a member of the Audit Committee of the Board. The Board has determined that Mr. Selewicz is an independent director in accordance with applicable rules of the U.S. Securities and Exchange Commission and the Nasdaq Stock Market LLC.

Mr. Selewicz, 32, currently serves as the Vice President of E-Commerce at Greenlane Holdings, Inc., a seller of vaporizers and other products to businesses and consumers, where he oversees the company’s direct-to-consumer online businesses and the technology platforms that support those businesses. Prior to taking this role, Mr. Selewicz served as Greenlane’s Vice President of Technology Transformation following their merger with KushCo Holdings. In this role, Mr. Selewicz was responsible for the company’s enterprise systems and played a key role in the integration of the IT systems post-merger. Prior to their merger with Greenlane, Mr. Selewicz served as Executive Vice President of Technology at KushCo Holdings, Inc., where he was responsible for the company’s overall technology vision and strategy.

No arrangement or understanding exists between Mr. Selewicz and any other person pursuant to which Mr. Selewicz was appointed as a director. There are no transactions in which Mr. Selewicz has an interest which would require disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ACQUISITION VENTURES CORP.

Date: January 29, 2024	By:	/s/ James P McCormick
James P. McCormick, President and CEO